UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

INTERNATIONAL BALER CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

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INTERNATIONAL BALER CORPORATION

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, APRIL 27, 2020

The following Notice of Change of Location relates to the Proxy Statement (the “Proxy Statement”) of International Baler Corporation (the “Company”), filed with the Securities and Exchange Commission on March 26, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Monday, April 27, 2020. These definitive additional materials are being filed with the Securities and Exchange Commission and are being made available to shareholders on or about April 8, 2020.

PLEASE READ THIS NOTICE CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 27, 2020

To the Shareholders of International Baler Corporation:

In light of ongoing coronavirus (COVID-19) developments and taking into account the guidance and protocols issued by public health authorities and federal, state and local governments, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of International Baler Corporation (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Monday, April 27, 2020 at 10:30 a.m. Eastern Time; however, the Annual Meeting will be held in a virtual meeting format only, via conference call. You will not be able to attend the Annual Meeting in person.

The live conference call for the Annual Meeting will begin promptly at 10:30 a.m. EST. The conference call dial in number is 1-800-747-5150, Access Code – 7916447#. We encourage you to access the meeting in advance of the designated start time.

As described in the Company’s proxy materials filed with the SEC, individuals and entities are entitled to participate in the Annual Meeting if they were a shareholder of record as of the close of business on March 17, 2020, the record date, or hold a properly executed proxy from such a record holder.

You may vote during the Annual Meeting by following the instructions provided by the host of the conference call and providing him/her with the control number found on your proxy card. However, whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, you do not need to take any action unless you wish to change your vote.

By Order of the Board of Directors,

/s/ Ronald L. McDaniel

Chairman

The Annual Meeting on April 27, 2020 at 10:30 a.m. Eastern Time will be accessible via conference call as follows:

1.	Dial in Number is 1 -800-747-5150
2.	Access Code - 7916447#

The International Baler Corporation. 2020 Proxy Statement and 2019 Annual Report/Form 10-K to shareholders are available under SEC filings at our website at www.intl-baler.comcorporate-info/.

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